FIFTH THIRD FUNDS

                        SUPPLEMENT DATED DECEMBER 11, 2003
                                     TO THE
      COMBINED STATEMENT OF ADDITIONAL INFORMATION DATED NOVEMBER 30, 2003

PURCHASES WITH PROCEEDS FROM REDEMPTIONS OF UNAFFILIATED MUTUAL FUND SHARES.

The following paragraph on page 68 under the section entitled "PURCHASING SHARES" is deleted in its entirety. Please refer to page 102 of the Stock and Bond Mutual Funds, Asset Allocation Funds and Money Market Mutual Funds - Class A, Class B and Class C Shares Prospectus for current information about purchases with proceeds from redemptions of unaffiliated mutual fund shares.

PURCHASES WITH PROCEEDS FROM REDEMPTIONS OF UNAFFILIATED MUTUAL FUND SHARES

An investor may purchase Class A Shares of the Trust at net asset value (i.e., without a sales charge) with the proceeds from the redemption of shares of an unaffiliated mutual fund that is not a money market or stable net asset value fund ("Eligible Unaffiliated Shares") if the redemption of Eligible Unaffiliated Shares and the purchase of Class A Shares of the Trust are made through the same financial institution. Where Eligible Unaffiliated Shares were purchased or redeemed subject to a sales charge, such purchase at net asset values may be made regardless of the period during which the Eligible Unaffiliated Shares were held. Where Eligible Unaffiliated Shares were not purchased or redeemed subject to a sales charge, the investor must have held such mutual fund shares for at least 90 days to be eligible for the purchase of Class A Shares at net asset value. In all cases, the purchase must be made within 60 days of the redemption of the Eligible Unaffiliated Shares, and the Trust must be notified by the investor in writing, or by the investor's financial institution, at the time the purchase is made.

PAYMENTS TO DEALERS.

The table on page 69 in the section entitled "Payments to Dealers" is replaced with the following:


                                      Select Equity Funds+            Equity Index Fund             Other  Equity Funds
                                      --------------------            ------------------            -------------------

Purchase Amount                      Load/Sales      Dealer       Load/Sales       Dealer         Load/Sales      Dealer
                                     ----------      ------       ----------       ------         ----------      ------
                                      Charge       Reallowance     Charge        Reallowance       Charge       Reallowance
                                      ------       -----------     ------        -----------       ------       -----------
Less than $50,000                     5.00%           4.50%         5.00%           4.50%          5.00%           4.50%
                                      -----           -----         -----           -----          -----           -----

$50,000 but less than $100,000        4.50%           4.00%         4.50%           4.00%          4.50%           4.00%
                                      -----           -----         -----           -----          -----           -----

$100,000 but less than                3.50%           3.00%         3.50%           3.00%          3.50%           3.00%
                                      -----           -----         -----           -----          -----           -----
$250,000

$250,000 but less than $500,000       2.50%           2.10%         2.50%           2.10%          2.50%           2.10%
                                      -----           -----         -----           -----          -----           -----

$500,000 but less than                2.00%           1.70%         2.00%           1.70%          2.00%           1.70%
                                      -----           -----         -----           -----          -----           -----
$1,000,000

$1,000,000 but less than              0.00%           0.75%         0.00%           0.05%          0.00%           1.00%
                                      -----           -----         -----           -----          -----           -----
$5,000,000*

$5,000,000 but less than              0.00%           0.50%         0.00%           0.04%          0.00%           0.75%
                                      -----           -----         -----           -----          -----           -----
$25,000,000*

$25,000,000 or more*                  0.00%           0.25%         0.00%           0.03%          0.00%           0.50%
                                      -----           -----         -----           -----          -----           -----



+ "Select Equity Funds" includes the International Equity Fund and Small Cap Value Fund.



               SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT WITH THE
                     STATEMENT OF ADDITIONAL INFORMATION AND
                  APPLICABLE PROSPECTUSES FOR FUTURE REFERENCE.